DowDuPont 1Q 2019 Earnings Conference Call May 2, 2019

DowDuPont Transaction Highlights 1Q Transaction Highlights o Separation of Dow completed on April 1 o Realized an additional $400 million of cost synergies in 1Q; $2.2B cumulative savings since Timing of merger close Separations o Repurchased $1.6B shares in 1Q, completing $3B program April 1, 2019 Complete June 1, 2019 2Q Transaction Highlights On track o File final Form 10 for Corteva o Conduct equity roadshows June 1, 2019 o Announce share distribution ratio for Corteva* On track o Announce reverse share split ratio for DowDuPont** * Subject to DowDuPont Board approval ** Subject to DowDuPont Board and Stockholder approval ©2019 DowDuPont. All rights reserved. 2

1Q 2019 DowDuPont Financial Highlights Financial Performance Snapshot 1Q19 1Q18 B / (W) Net Sales ($B) 19.6 21.5 (1.9) (9%) Operating EBITDA(1) ($B) 4.0 4.9 (0.9) (17%) GAAP EPS from Cont. Ops. ($/share) 0.23 0.47 (0.24) (51%) Adjusted EPS(1) ($/share) 0.84 1.12 (0.28) (25%) Adjusted EPS Variance Highlights • Cost synergy capture • Pricing strength (Specialty Products & Agriculture) • Volume gains (Materials Science) • Share count • Margin compression (Mat. Science) • Volume shifts to 2Q (Agriculture) 1Q18 Materials Agriculture Specialty Interest Taxes EGL Share Other 1Q19 Science Products Expense Count • Automotive & smartphone market weakness (Specialty Products) Material Science division results will be reviewed by Dow (1) Adjusted earnings per share and Operating EBITDA are non-GAAP measures. See page 15 for further discussion. ©2019 DowDuPont. All rights reserved. 3

1Q 2019 Specialty Products Overview Financial Performance Snapshot 1Q19 1Q18 B/(W) Net Sales ($MM) 5,414 5,597 (183) (3%) Op. EBITDA ($MM) 1,600 1,607 (7) Flat Op. EBITDA Margin (%) 29.6 28.7 +90 bps (3%) Flat $5,597 $1,607 Organic $5,414 $1,600 Sales Flat (1) COGS includes headwinds from increases in raw material costs, freight and higher unit rates 4 ©2019 DowDuPont. All rights reserved.

Specialty Products: 1Q 2019 Highlights

Electronics & Imaging

- Double-digit volume growth in Display Technologies was more than offset by declines in Interconnect Solutions and Photovoltaic and Advanced Materials. Interconnect Solutions continued to be negatively impacted by soft smartphone demand.
- Op. EBITDA down 3%. A gain on an asset sale and cost synergies were more than offset by raw material costs, lower volumes and lower equity affiliate income.

	1Q19	1Q19
Net Sales ($MM)	1,078	1,153
Op. EBITDA ($MM)	385	398
Op. EBITDA Margin	35.7%	34.5%

YoY Sales change: Vol (6%), Local Price 0%
Currency (1%), Port./Other 0%

Nutrition & Biosciences

- N&H volume gains in protein solutions and systems & texturants partially offset by lower year-over-year volumes in probiotics due to higher than average sales in Q1 2018.
- Lower Industrial Biosciences volumes on softer demand in bioactives and microbial control due to challenging U.S. energy market conditions.
- Op. EBITDA down 7% on higher raw material costs and a currency headwind, which more than offset cost synergy savings.

	1Q19	1Q18
Net Sales ($MM)	1,659	1,720
Op. EBITDA ($MM)	390	418
Op. EBITDA Margin	23.5%	24.3%

YoY Sales change: Vol (2%), Local Price +2%
Currency (3%), Port./Other (1%)

Transportation & Advanced Polymers

- Local price gains led by Engineering Polymers, reflecting tight polymer supply and higher feedstock costs. Volume declines due to lower auto builds year-over-year, continued de-stocking in the channel, and weaker electronics demand.
- Op. EBITDA down 5% as higher local price and cost synergies were more than offset by higher raw material costs, lower volumes and currency headwinds.

	1Q19	1Q18
Net Sales ($MM)	1,355	1,425
Op. EBITDA ($MM)	414	437
Op. EBITDA Margin	30.6%	30.7%

YoY Sales change: Vol (9%), Local Price +7%
Currency (3%), Port./Other 0%

Safety & Construction

- Volume gains in Water Solutions, Tyvek® protective garments and Kevlar®, more than offsetting continued softness in North America residential construction demand. Local price was up in all regions and across all lines of business.
- Op. EBITDA up 16% on cost synergies, manufacturing productivity, local price gains, and higher volume more than offsetting higher raw material costs and a currency headwind as well as lower income associated with the final year of a licensing agmt.

	1Q19	1Q18
Net Sales ($MM)	1,322	1,299
Op. EBITDA ($MM)	411	354
Op. EBITDA Margin	31.1%	27.3%

YoY Sales change: Vol +4%, Local Price +4%
Currency (2%), Port./Other (4%)

©2019 DowDuPont. All rights reserved.
5

Creation of a Non-core segment for DowDuPont (new DuPont)

Moving ~$2B of revenue to Non-core reporting segment starting with 2Q 2019 reporting

2018 Net Sales As Reported

Segment	Net Sales
Electronics & Imaging	$4.7B
Nutrition & Biosciences	$6.8B
Trans & Adv Polymers	$5.6B
Safety & Construction	$5.5B
Total	$22.6B

- ✓ Photovoltaic and Advanced Materials (E&I)
- ✓ Biomaterials (N&B)
- ✓ Clean Technologies (N&B)
- ✓ Sustainable Solutions (S&C)
- ✓ Hemlock Semiconductor Group Joint Venture (E&I)
- ✓ DuPont Teijin Films Joint Venture (T&AP)

(3%) 2018 Top-Line Growth(2)

~23% 2018 Operating EBITDA(1) Margin(2)

- ✓ Biomaterials related pre-commercial R&D Activities(3)

2018 Net Sales Realigned

Segment	Net Sales
Electronics & Imaging	$3.6B
Nutrition & Biosciences	$6.2B
Trans & Adv Polymers	$5.4B
Safety & Construction	$5.4B
Non-Core	$2.0B
Total	$22.6B

Updated segment-level pro-forma financials expected in June 2019

(1) 2018 Operating EBITDA on as reported Specialty Products Division of DowDuPont basis
(2) Hemlock Semiconductor Group and DuPont Teijin Films Joint Ventures not included in calculation of 2018 Top-Line Growth or 2018 Operating EBITDA Margin
(3) All pre-commercial activities will be moved into segment results starting with 2Q 2019 reporting; the biomaterials related pre-commercial R&D activities will be included in the Non-Core segment

DOW DUPONT™

©2019 DowDuPont. All rights reserved.

6

2Q and Full-Year 2019 Guidance

Refer to slide 13 in Appendix for additional commentary on segment outlooks

Specialty Products Division:

- Expecting similar market conditions as 1Q 2019 in 2Q 2019
- Confirming full-year net sales and operating EBITDA guidance

	Net Sales	Op. EBITDA (incl. Equity Earnings)
2Q 2019	As reported: Down mid-single digits Organic[1]: Down low-single digits	As reported: Down mid-single digits Adjusted[2]: Down low-single digits
Full-Year 2019	As reported: Flat Organic[1]: Up 2-3%	As reported: Slightly down Adjusted[2][3]: Up 3-5%

Key Planning Assumptions	1H 2019	2H 2019
Global Auto Builds[4]	Down 5%	Up 4%
Global Smartphone Deliveries[4]	Down 5%	Up 2%

Updated standalone company guidance expected in June 2019

(1) Organic sales growth – defined as price and volume, excluding currency and portfolio impacts
(2) Operating EBITDA on an adjusted basis excludes impacts of currency and portfolio
(3) Full-year operating EBITDA on an adjusted basis excludes impact from the anticipated decline in equity affiliate income of $200 - $225 million and lower non-operating pension / OPEB benefits
(4) Source: IHS

©2019 DowDuPont. All rights reserved.

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1Q 2019 Agriculture Overview

Financial Performance Snapshot	1Q19	1Q18	B/(W)	
Net Sales ($MM)	3,397	3,808	(411)	(11%)
Op. EBITDA (MM)	667	891	(224)	(25%)
Op. EBITDA Margin (%)	20%	23%	(~380bps)	

YoY Sales Change: Local Price +1%, Vol -7%, Currency -5%, Port./Other –

Division Highlights

- Net sales decreased 11% to $3.4 billion, as local price improvement of 1% was more than offset by volume and currency, down 7% and 5%, respectively.
- Severe weather-related conditions in the United States disrupted farming operations, delaying seed shipments and preventing early season crop protection applications. Seed volumes are expected to recover in the second quarter, as deliveries are now on track with 2018 levels.
- Currency decline largely driven by the Euro, other Eastern European currencies and the Brazilian Real
- Operating EBITDA decreased 25% to $667 million, driven by volume declines, higher input costs, and currency headwinds, which more than offset cost synergies.

U.S. Daily Seed Deliveries*



2018
2019
DWDP 1Q19 Pre-Announcements
1Q
2Q
During this peak delivery period, one day of sales is worth $25-35 million in operating EBITDA.
20-Mar
22-Mar
24-Mar
26-Mar
28-Mar
30-Mar
1-Apr
3-Apr
5-Apr
7-Apr
9-Apr
11-Apr
13-Apr
15-Apr
17-Apr
19-Apr
21-Apr
23-Apr
25-Apr

*Represents Pioneer brand corn deliveries only

©2019 DowDuPont. All rights reserved.

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Agriculture: 1Q Net Sales Highlights

Crop Protection

Reported ↓5% Organic ↑1%[1]

- Net sales decreased 5 percent. All regions outside North America delivered strong volume gains. Severe weather-related disruptions in North America drove an overall net volume decrease of 2 percent
- Local price increases were more than offset by negative currency
- Organic net sales[1] increased 1 percent, due to strong sales growth for insecticides such as Spinosyns, Isoclast, Zorvec, Arylex and Pyraxalt

Crop Protection	1Q19	1Q18
Net Sales ($MM)	$1.4B	$1.5B

YoY Sales Change: Vol -2%, Local Price +3%
Currency -6%, Port./Other 0%

Seed

Reported ↓15% Organic ↓10%[1]

- Net sales decreased 15 percent. Volume decreased 10 percent. Currency negatively impacted sales by 5 percent and pricing was about flat.
- Loss in corn and soybean sales volume in the United States due to severe weather-related disruptions in major growing regions accounted for the majority of the decline

Seed	1Q19	1Q18
Net Sales ($MM)	$2.0B	$2.3B

YoY Sales Change: Vol -10%, Local Price 0%
Currency -5%, Port./Other 0%

NA

Reported ↓22% Organic ↓22%[1]

Volume	Price	Currency	Portfolio	Total
(22%)	0%	0%	0%	(22%)

- Cold, wet weather throughout the U.S. and flooding in the Corn Belt delayed seed shipments and impacted early season crop protection sales
- Seed volume is expected to shift into the second quarter
- Early seed deliveries shifted volumes into 4Q 18

EMEA

Reported ↓2% Organic ↑8%[1]

Volume	Price	Currency	Portfolio	Total
+7%	+1%	(10%)	0%	(2%)

- Volume grew 7% equally driven by Crop Protection and Seed
- Crop Protection growth came from Isoclast, Zorvec, Arylex and Spinosyns
- Seed growth came from strong corn volumes

LA

Reported ↓2% Organic ↑7%[1]

Volume	Price	Currency	Portfolio	Total
+1%	+6%	(9%)	0%	(2%)

- Negative currency more than offset volume and price growth
- High pest pressure drove volume and price growth in crop protection insecticides
- Early start to the safrinha season moved seed sales to 4Q, lowering 1Q seed results

AP

Reported ↑7% Organic ↑14%[1]

Volume	Price	Currency	Portfolio	Total
+7%	+7%	(7%)	0%	+7%

- Currency partially offset 7% volume growth and 7% price growth
- Volume and price growth was driven by crop protection insecticides and rice herbicides, and seed growth in corn

[1]Organic sales growth – defined as price and volume, excluding currency and portfolio impacts

DOW DUPONT™

©2019 DowDuPont. All rights reserved.

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1H and Full-Year 2019 Guidance Refer to slide 13 in Appendix for additional commentary on 2Q segment outlook Agriculture Division: o Confirming full-year operating EBITDA guidance, net sales and organic net sales Net Sales Operating EBITDA First Half 2019 As reported: Down low-single digits percent As reported: Down 3 to 5 percent Full Year 2019 As reported: Flat As reported: ~$2.8 billion Organic1: Up low-single digits percent Key Planning Assumptions 2H Currency Impact to Operating EBITDA Flat Updated standalone company guidance expected at May 9 Investor Day 1Organic sales growth – defined as price and volume, excluding currency and portfolio impacts ©2019 DowDuPont. All rights reserved. 10

Appendix

Segment Expectations

Refer in conjunction with slides 7 and 10

Agriculture Division

Segments	Key Sales and Operating EBITDA Outlook Drivers
Agriculture	2Q sales and Operating EBITDA are expected to be up low single digits, driven by the shift of Q1 sales into Q2 due to weather, offset by currency and less favorable mix. FY Sales are expected to be flat with organic sales up low single digits. Operating EBITDA is expected to be about $2.8B. The division expects to overcome the first half decline through realization of price and volume opportunities on high demand products and new product launches and accelerated cost synergy delivery.

Specialty Products Division(1)

Segments	Key Sales and Operating EBITDA Outlook Drivers
Electronics & Imaging	2Q sales expected to be down high-single digits versus the year-ago period on an as reported basis and down mid-single digits on an organic basis on lower volumes. Local price is expected to be about flat with the year-ago period. 2Q operating EBITDA is expected to be down high-teens as lower volumes, raw material headwinds and lower equity affiliate earnings more than offset cost synergies. Currency is not expected to impact 2Q operating EBITDA significantly.
Nutrition & Biosciences	2Q sales are expected to be down low-single digits versus the year-ago period on an as reported basis and flat to slightly up on an organic basis. Nutrition and Health price & volume increases of low-single digits are expected to be partially offset by lower volumes in Industrial Biosciences. 2Q operating EBITDA is expected to be down mid-single digits as higher raw material costs and currency headwinds more than offset cost synergies and volume growth in Nutrition and Health. Excluding currency, operating EBITDA is expected to be down low-single digits as compared to the year-ago period.
Transportation & Advanced Polymers	2Q sales are expected to be down high-single digits versus the year-ago period on an as reported basis and down mid-single digits on an organic basis. Softer volumes are expected to continue into 2Q 2019 and local price becomes less of a tailwind as the segment begins to lap 2018 price increases. 2Q operating EBITDA is expected to be down high-single digits as lower volumes and currency headwinds more than offset local price gains and cost synergies. Excluding currency, operating EBITDA is expected to be down mid-single digits as compared to the year-ago period.
Safety & Construction	2Q sales are expected to be flat versus the year-ago period on an as reported basis and up mid-single digits on an organic basis led by continued pricing strength and volume gains. 2Q operating EBITDA is expected to be up low-teens as cost synergies and higher local price more than offset currency headwinds. Excluding currency, operating EBITDA is expected to be up mid-teens as compared to the year-ago period.

(1) Specialty Products segment expectations do not reflect creation of the Non-core segment

©2019 DowDuPont. All rights reserved.

13

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, including statements about the Corteva Distribution. Forward-looking statements, including those related to DowDuPont’s ability to complete, or to make any filing or take any other action required to be taken to complete, the Corteva Distribution, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements also involve risks and uncertainties, many of which that are beyond DowDuPont’s control. Some of the important factors that could cause DowDuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) ability and costs to achieve all the expected benefits from the Dow Distribution and the intended Corteva Distribution (ii) restrictions under intellectual property cross license agreements entered into or to be entered into in connection with the Corteva Distribution and the Dow Distribution; (iii) ability to receive third-party consents required under the Separation Agreement entered into in connection with the Corteva Distribution and the Dow Distribution; (iv) non-compete restrictions under the Separation Agreement entered into in connection with the Corteva Distribution and the Dow Distribution; (v) the incurrence of significant costs in connection with the Corteva Distribution and the Dow Distribution, including increased costs from supply, service and other arrangements that, prior to the Dow Distribution, were between entities under the common control of DowDuPont; (vi) risks outside the control of DowDuPont which could impact the decision of the DowDuPont Board of Directors to proceed with the Corteva Distribution, including, among others, global economic conditions, instability in credit markets, declining consumer and business confidence, fluctuating commodity prices and interest rates, volatile foreign currency exchange rates, tax considerations, other challenges that could affect the global economy, specific market conditions in one or more of the industries of the businesses proposed to be separated, and changes in the regulatory or legal environment and the requirement to redeem $12.7 billion of DowDuPont notes if the Corteva Distribution is abandoned or delayed beyond May 1, 2020; (vii) potential liability arising from fraudulent conveyance and similar laws in connection with the Corteva Distribution and/or the Dow Distribution; (viii) disruptions or business uncertainty, including from the Corteva Distribution, could adversely impact DowDuPont’s business or financial performance and its ability to retain and hire key personnel; (ix) uncertainty as to the long-term value of DowDuPont common stock; (x) potential inability to access the capital markets; and (xi) risks to DowDuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for DowDuPont, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DowDuPont’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in DowDuPont’s current, quarterly and annual reports and other filings made with the U.S. Securities and Exchange Commission, in each case, as may be amended from time to time in future filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s or Corteva, Inc.’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DowDuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of DowDuPont’s 2018 Annual Report on Form 10-K. ©2019 DowDuPont. All rights reserved. 14

Safe Harbor Statement, continued Non-GAAP Financial Measures This earnings release includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company's segments, including allocating resources. DowDuPont's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Non-GAAP measures included in this release are defined below. Reconciliations for these non-GAAP measures to U.S. GAAP are provided in the financial schedules attached to the earnings news release and on the Investor Relations section of the Company’s website. DowDuPont does not provide forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. Adjusted earnings per share is defined as "Earnings per common share from continuing operations - diluted" excluding the after-tax impact of significant items and the after-tax impact of amortization expense associated with DuPont's intangible assets. Although amortization of DuPont's intangible assets is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets. Operating EBITDA is defined as earnings (i.e., "Income from continuing operations before income taxes") before interest, depreciation, amortization and foreign exchange gains (losses), excluding the impact of significant items. Organic Sales: Net Sales on an organic basis includes price and volume, excluding currency and portfolio impacts. Discussion of segment revenue, operating EBITDA and price/volume metrics on a divisional basis for Agriculture is based on the results of the Agriculture segment; for Materials Science is based on the combined results of the Performance Materials & Coatings segment, the Industrial Intermediates & Infrastructure segment and the Packaging & Specialty Plastics segment; and for Specialty Products is based on the combined results of the Electronics & Imaging segment, the Nutrition & Biosciences segment, the Transportation & Advanced Polymers segment and the Safety & Construction segment. The Corporate segment is not included in the division metrics. The segment disclosures have been presented in this manner for informational purposes only and should not be viewed as an indication of each division’s current or future operating results on a standalone basis assuming completion of the Intended Business Separations. Trademarks The Dow Diamond, DuPont Oval logo, DuPont™, the DowDuPont logo and all products, unless otherwise noted, denoted with ™, ℠ or ® are trademarks, service marks or registered trademarks of The Dow Chemical Company, E. I. du Pont de Nemours and Company, DowDuPont Inc. or their respective affiliates. . Copyright ©2019 DowDuPont. All rights reserved ©2019 DowDuPont. All rights reserved. 15